EXHIBIT 99.1

                     CGMRC MORTGAGE LOAN PURCHASE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective November 29, 2007, between Citigroup Global Markets Realty Corp., as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans") to CD 2007-CD5 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., and Standard and Poor's Rating Services, a division of The McGraw Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, Capmark Finance Inc., as the master servicer with respect to the Mortgage Loans sold to the trust by Citigroup Global Markets Realty Corp., CWCapital LLC and SunTrust Bank (other than the Charles River Plaza North Mortgage Loan) (the "Capmark Master Servicer"), Wachovia Bank, National Association, as the master servicer with respect to the Mortgage Loans sold to the trust by German American Capital Corporation and Artesia Mortgage Capital Corporation (other than the USFS Industrial Distribution Portfolio Mortgage Loan, the 85 Tenth Avenue Mortgage Loan and the Georgian Towers Mortgage Loan), LNR Partners, Inc., as special servicer with respect to all of the Mortgage Loans other than the Non-Serviced Mortgage Loans (as defined in the Pooling and Servicing Agreement) (the "Special Servicer"), Deutsche Bank Trust Company Americas, as certificate administrator and paying agent (in its capacity as certificate administrator, the "Certificate Administrator"), and Wells Fargo Bank, N.A., as trustee and custodian (in its capacity as trustee, the "Trustee").

            The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Citigroup Global Markets Inc. ("CGM"), Credit Suisse Securities (USA) LLC ("CS") and SunTrust Robinson Humphrey, Inc. ("SRH," and together with DBS, CGM and CS, the "Underwriters") pursuant to an underwriting agreement dated November 21, 2007 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non Registered Certificates") pursuant to a certificate purchase agreement dated November 21, 2007 (the "Certificate Purchase Agreement") to DBS and CGM (collectively in such capacity, the "Initial Purchasers"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date) or in the Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters on November 20, 2007 (the "Citigroup Indemnification Agreement").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            Subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the Mortgage Loan Purchase Price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on November 29, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the related Due Date in November 2007 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before the Cut-off Date, whether or not received, of $917,835,175, subject to a variance of plus or minus 5.0%. The purchase price of the Mortgage Loans (inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in clause (c) of Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be $884,877,761.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) On the Closing Date, subject only to receipt by the Seller of the Mortgage Loan Purchase Price, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to (i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to that certain Servicing Rights Purchase and Sale Agreement dated as of November 29, 2007 between the Capmark Master Servicer and the Seller. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

            The Seller shall (i) on or prior to the Closing Date, retain a third party vendor reasonably satisfactory to the Controlling Class Representative (which may be the Custodian) to complete the assignment and recordation of the related Loan Documents, as contemplated by the fourth paragraph of Section 2.01(a) of the Pooling and Servicing Agreement and (ii) take all actions reasonably necessary to perform its obligations described in the fourth paragraph of Section 2.01(a) of the Pooling and Servicing Agreement.

            (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the documents and/or instruments referred to in clauses (i), (ii), (vii),
(xi) and (xvii) of Exhibit B for each Mortgage Loan so assigned (with originals with respect to clauses (i) and (xvii) and copies with respect to clauses (ii),
(vii) and (xi)) and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the Capmark Master Servicer.

            (c) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

            (d) If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv)(A), (v)(A), (viii)(A), (xiv) and
(xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate public recording or filing office such original or copy).

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Seller that the purchase price referred to in Section 1 has been received by the Seller and
(ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

            Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, the Capmark Master Servicer shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust, and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to the Capmark Master Servicer. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of the Capmark Master Servicer) in order for the Capmark Master Servicer to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all reasonably necessary steps to enable the Capmark Master Servicer to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from the Capmark Master Servicer and immediately remitting such funds (or causing such funds to be remitted) to the Capmark Master Servicer.

            Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the Capmark Master Servicer and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

            (e) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

            (f) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Capmark Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Capmark Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to the Capmark Master Servicer.

            (g) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

            (h) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Purchaser and not a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Purchaser a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                  (B) all accounts, contract rights, general intangibles,
            chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                  (C) all cash and non-cash proceeds of the collateral described in clauses (A) and (B) above payable after the Cut-off Date;

            (iii) the possession by Purchaser or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Purchaser or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Purchaser or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Purchaser and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be reasonably necessary or appropriate to accomplish the foregoing.

            (i) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Seller's representations, warranties and covenants set forth in paragraph (viii) of Section 4(b), the Purchaser's rights and remedies under
Section 9 below and the Citigroup Indemnification Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee, each of the representations and warranties set forth in Exhibit C with respect to each Mortgage Loan, subject to the exceptions set forth in Schedule C-1 to Exhibit C.

            (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

            (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

            (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the Citigroup Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Time of Sale Information (as defined in the Citigroup Indemnification Agreement), the Memorandum (as defined in the Citigroup Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans," "Transaction Parties--The Sponsors" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as defined in the Citigroup Indemnification Agreement)) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (ix) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

            (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

            SECTION 6. Repurchases; Substitutions.

            (a) If any party to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to
Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in clauses (i), (ii), (vii),
(xi) and (xvii) of the definition of "Mortgage File" is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from the Capmark Master Servicer, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the Capmark Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee closing date certification stated the Trustee was not in possession of such document on the Closing Date pursuant to the first sentence of the second paragraph of Section 2.02 of the Pooling and Servicing Agreement, the Seller shall have 30 days to cure such Material Defect; provided, further, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) as of the Closing Date, in the form of Exhibit T-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit T-2 to the Pooling and Servicing Agreement, the Seller shall have 30 days to cure the Material Defect relating to the missing document; provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period, (ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and
(iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

            If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of the Capmark Master Servicer, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

            Notwithstanding the foregoing, if (x) there exists a Breach of any representation or warranty on the part of the Seller as set forth in, or made pursuant to, clause 38 of Exhibit C to this Agreement relating to fees and expenses payable by the Borrower associated with the exercise of a defeasance option, a waiver of a "due-on-sale" provision or a "due-on-encumbrance" provision or the release of any Mortgaged Property, and (y) the related Mortgage Loan documents specifically prohibit the Capmark Master Servicer or Special Servicer from requiring the related Borrower to pay such fees and expenses, then, upon notice by the Capmark Master Servicer or Special Servicer, the Seller shall transfer to the Collection Account, within 90 days of the Seller's receipt of such notice, the amount of any such fees and expenses borne by the Trust Fund that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase or otherwise cure such Breach.

            (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, the Capmark Master Servicer (with respect to any such Mortgage Loan other than a Specially Serviced Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of the Capmark Master Servicer or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by the Capmark Master Servicer or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by the Capmark Master Servicer or the Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller,
(1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and (2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by or on behalf of the Trustee, the Capmark Master Servicer or the Special Servicer, in respect of such Removed Mortgage Loan(s) to the Seller.

            (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

            (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

            Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

            As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to the Capmark Master Servicer), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by the Capmark Master Servicer and remitted by the Capmark Master Servicer to the Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by the Capmark Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

            In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, the Capmark Master Servicer will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Purchaser and the Capmark Master Servicer of such deposit.

            SECTION 7. Closing.

            The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

            (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

            (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
      Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller shall have received the Mortgage Loan Purchase Price, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

            (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

            (b) An Officer's Certificate substantially in the form of Exhibit D hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchasers and each Underwriter may rely, attaching thereto as an exhibit the By-Laws of the Seller;

            (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

            (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchasers and each Underwriter;

            (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchasers and each Underwriter as an addressee; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller,
(b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the Capmark Master Servicer; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 504-6822, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to Citigroup Global Markets Realty Corp., 388 Greenwich Street, 19th Floor, New York, New York 10013, Attention: Angela Vleck, facsimile no. (212) 816-8307, with a copy to Citigroup Global Markets Realty Corp., 388 Greenwich Street, 19th Floor, New York, New York 10013, Attention: Anna Choe, facsimile no. (646) 291-1572, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

            SECTION 11. Notice of Exchange Act Reportable Events.

            The Seller hereby agrees to deliver to the Purchaser and the Certificate Administrator any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Certificate Administrator and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Certificate Administrator that the Certificate Administrator has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Seller's representations, warranties and covenants set forth in paragraph (viii) of
Section 4(b), the Purchaser's rights and remedies under Section 9 and the Citigroup Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       CITIGROUP GLOBAL MARKETS REALTY CORP.


                                       By:  /s/ Angela Vleck
                                          --------------------------------------
                                          Name: Angela Vleck
                                          Title: Authorized Signatory

                                       DEUTSCHE MORTGAGE & ASSET
                                         RECEIVING CORPORATION


                                       By:  /s/ Charles Y. Lee
                                          --------------------------------------
                                          Name: Charles Y. Lee
                                          Title: Vice President


                                       By:  /s/ Boris Zhuravel
                                          --------------------------------------
                                          Name: Boris Zhuravel
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

            The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

            (i) the loan number;

            (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

            (iii) the Mortgage Rate in effect as of the Cut-off Date;

            (iv) the original principal balance;

            (v) the Stated Principal Balance as of the Cut-off Date;

            (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

            (vii) the Due Date;

            (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

            (ix) the Servicing Fee Rate;

            (x) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

            (xi) whether such Mortgage Loan has an Anticipated Repayment Date;

            (xii) the Revised Rate of such Mortgage Loan, if any;

            (xiii) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

            (xiv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized; and

            (xv) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and such descriptions are incorporated by reference into the Mortgage Loan Schedule attached hereto.

CD 2007-CD5

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS
AND MORTGAGED PROPERTIES

CD 2007-CD5
CGM
Mortgage Loan Schedule

*Footnotes can be found in the Footnotes to Annex-A1 in the Prospectus Supplment


                                                                                         Cut-off
                                                              Loan Group   Original      Date
ID       Property Name                                        1 or 2       Balance       Balance
------   --------------------------------------------------   ----------   -----------   -----------
     1   Lincoln Square                                                1   160,000,000   160,000,000
     2   USFS Industrial Distribution Portfolio(15)(31)(35)            1    89,754,338    89,754,338
  2.01   15155 Northam Street(30)                                            8,621,250     8,621,250
  2.02   120 Longs Pond Road                                                 5,272,500     5,272,500
  2.03   7004 East Hanna Avenue                                              4,503,000     4,503,000
  2.04   1685 West Cheyenne Avenue                                           4,417,500     4,417,500
  2.05   7801 Statesville Road                                               4,307,775     4,307,775
  2.06   300 Lawrence Drive                                                  4,089,750     4,089,750
  2.07   4550 West Buckeye Road                                              3,964,350     3,964,350
  2.08   8024 Telegraph Road                                                 3,762,000     3,762,000
  2.09   10211 North IH 35                                                   3,719,250     3,719,250
  2.10   7598 NW 6th Avenue                                                  3,562,500     3,562,500
  2.11   11994 Livingston Road                                               3,405,750     3,405,750
  2.12   1500 NC Hwy 39                                                      3,184,875     3,184,875
  2.13   28001 Napier Road                                                   2,565,000     2,565,000
  2.14   11955 East Peakview Avenue                                          2,436,750     2,436,750
  2.15   12301 Cumberland Road                                               2,351,250     2,351,250
  2.16   1899 N US Hwy 1                                                     2,208,750     2,208,750
  2.17   222 Otrobando Avenue P.O. Box 103(30)                               2,137,500     2,137,500
  2.18   9605 54th Avenue North                                              2,137,500     2,137,500
  2.19   W137 N9245 Highway 45                                               2,023,500     2,023,500
  2.20   950 South Shiloh Road & 1992 Forest Lane                            1,923,750     1,923,750
  2.21   111 Alliant Drive                                                   1,881,000     1,881,000
  2.22   40 Fort Lewis Boulevard                                             1,681,500     1,681,500
  2.23   755 Pierce Road                                                     1,681,500     1,681,500
  2.24   8000 Bavaria Road                                                   1,574,625     1,574,625
  2.25   10410 South 50th Place                                              1,447,800     1,447,800
  2.26   1 Quality Lane                                                      1,382,250     1,382,250
  2.27   2850 Selma Highway                                                  1,309,575     1,309,575
  2.28   5445 Spellmire Drive                                                1,130,025     1,130,025
  2.29   1350/1400 North 10th Street                                         1,058,063     1,058,063
  2.30   1044/1045 Garden Street                                             1,034,550     1,034,550
  2.31   4601 32nd Avenue South                                              1,008,188     1,008,188
  2.32   5353 Nathan Lane North                                                794,438       794,438
  2.33   125 Gardenville Parkway West                                          755,250       755,250
  2.34   6315 John J Pershing Drive                                            612,750       612,750
  2.35   3500 Saratoga Avenue(30)                                              548,625       548,625
  2.36   333-340 North Claremont Avenue                                        513,000       513,000
  2.37   2575 Virginia Avenue                                                  513,000       513,000
  2.38   345 Kino Drive                                                        233,700       233,700
     3   Charles River Plaza North                                     1   145,000,000   145,000,000
     5   130 Prince Street                                             1    70,000,000    70,000,000
    10   Seattle Space Needle                                          1    35,000,000    35,000,000
    11   CGM RRI Hotel Portfolio                                       1    35,000,000    34,976,394
 11.01   Red Roof Inn Washington Downtown                                    3,647,621     3,645,161
 11.02   Red Roof Inn Long Island                                            2,806,523     2,804,630
 11.03   Red Roof Inn Miami Airport                                          1,802,354     1,801,139
 11.04   Red Roof Inn Greater Washington Manassas                            1,047,082     1,046,376
 11.05   Red Roof Inn Ann Arbor University North                               995,586       994,915
 11.06   Red Roof Inn Fort Lauderdale                                          875,429       874,839
 11.07   Red Roof Inn Tampa Brandon                                            849,681       849,108
 11.08   Red Roof Inn Phoenix Chandler                                         849,681       849,108
 11.09   Red Roof Inn Wilmington                                               849,681       849,108
 11.10   Red Roof Inn Atlanta Druid Hills                                      841,099       840,531
 11.11   Red Roof Inn BW Parkway                                               841,099       840,531
 11.12   Red Roof Inn Tinton Falls                                             832,516       831,954
 11.13   Red Roof Inn Baltimore North Timonium                                 823,933       823,378
 11.14   Red Roof Inn Boston Northeast Saugus                                  815,350       814,800
 11.15   Red Roof Inn Joliet                                                   798,185       797,647
 11.16   Red Roof Inn Chicago Naperville                                       755,272       754,763
 11.17   Red Roof Inn Chicago Northbrook                                       755,272       754,763
 11.18   Red Roof Inn Phoenix Airport                                          746,690       746,186
 11.19   Red Roof Inn Louisville Airport                                       703,776       703,302
 11.20   Red Roof Inn Phoenix Bell Road                                        660,863       660,417
 11.21   Red Roof Inn Cleveland Independence                                   609,367       608,956
 11.22   Red Roof Inn Erie                                                     583,619       583,226
 11.23   Red Roof Inn El Paso East                                             557,872       557,495
 11.24   Red Roof Inn St Clairsville                                           532,124       531,765
 11.25   Red Roof Inn Austin Round Rock                                        514,958       514,611
 11.26   Red Roof Inn Knoxville West                                           506,376       506,034
 11.27   Red Roof Inn Binghamton                                               497,793       497,457
 11.28   Red Roof Inn Wilkes Barre                                             489,210       488,880
 11.29   Red Roof Inn Pittsburgh Airport                                       480,628       480,304
 11.30   Red Roof Inn Chicago Hoffman Estates                                  480,628       480,304
 11.31   Red Roof Inn Enfield                                                  480,628       480,304
 11.32   Red Roof Inn West Springfield                                         472,045       471,727
 11.33   Red Roof Inn Canton                                                   463,462       463,150
 11.34   Red Roof Inn Detroit Farmington Hills                                 446,297       445,996
 11.35   Red Roof Inn Edison                                                   446,297       445,996
 11.36   Red Roof Inn Princeton North                                          403,384       403,112
 11.37   Red Roof Inn Hickory                                                  377,636       377,381
 11.38   Red Roof Inn Asheville West                                           360,471       360,228
 11.39   Red Roof Inn Richmond South                                           360,471       360,228
 11.40   Red Roof Inn Columbus West                                            334,723       334,497
 11.41   Red Roof Inn Greensboro Airport                                       334,723       334,497
 11.42   Red Roof Inn Cincinnati Northeast Blue Ash                            308,975       308,767
 11.43   Red Roof Inn Johnson City                                             308,975       308,767
 11.44   Red Roof Inn Detroit Troy                                             300,392       300,190
 11.45   Red Roof Inn Cincinnati Sharonville                                   283,227       283,036
 11.46   Red Roof Inn West Monroe                                              283,227       283,036
 11.47   Red Roof Inn Detroit Madison Heights                                  283,227       283,036
 11.48   Red Roof Inn Kansas City Overland Park                                274,644       274,459
 11.49   Red Roof Inn Greenville                                               257,479       257,305
 11.50   Red Roof Inn New London                                               248,897       248,729
 11.51   Red Roof Inn Nashville South                                          231,731       231,575
 11.52   Red Roof Inn Jamestown Falconer                                       188,818       188,691
    15   Copper Beech Townhomes - Statesboro, GA                       2    31,000,000    31,000,000
    16   Serrano Highlands                                             2    30,000,000    30,000,000
    20   Parkway Plaza                                                 1    27,298,000    27,298,000
    21   The Clubs at Rhodes Ranch                                     2    24,000,000    24,000,000
    25   Creekwalk Village                                             1    21,350,000    21,350,000
    29   Cypress Medical Center                                        1    18,152,000    18,152,000
    32   Oklahoma Central Park                                         1    17,300,000    17,300,000
    34   Olde Lancaster Town Center                                    1    16,000,000    16,000,000
    35   Centre at Culpeper                                            1    15,765,000    15,765,000
    37   725 Concord Avenue Medical Office Building                    1    14,650,000    14,650,000
    39   TN Office Portfolio - BGK                                     1    12,300,000    12,300,000
 39.01   The Terraces                                                        4,689,761     4,689,761
 39.02   Estate Office Park                                                  3,244,975     3,244,975
 39.03   Pine Ridge                                                          2,588,254     2,588,254
 39.04   Crossroad Commons                                                   1,777,010     1,777,010
    40   Merrimac Plaza                                                1    12,250,000    12,250,000
    49   555 South Woodward                                            1    10,000,000     9,991,179
    51   Holiday Inn Express - Buckhead, GA                            1     9,500,000     9,486,092
    53   West Town Apartments                                          2     9,000,000     9,000,000
    59   Hoadly Marketplace                                            1     8,325,000     8,325,000
    61   Eagle Electronics Office Building                             1     8,000,000     8,000,000
    62   Sable Chase at Sherwood                                       2     8,000,000     8,000,000
    64   6200 Seaforth Street                                          1     7,800,000     7,800,000
    69   12621 Featherwood                                             1     6,500,000     6,500,000
    74   Woodbridge Apartments                                         2     6,000,000     6,000,000
    77   Lodi City Center                                              1     5,730,000     5,730,000
    80   Airport Atrium Center                                         1     5,400,000     5,400,000
    81   Exton Office                                                  1     5,400,000     5,400,000
    82   Walgreen's - Miami, FL                                        1     5,400,000     5,400,000
    84   53-83 Fourth Avenue                                           1     5,350,000     5,350,000
    85   Burgard Industrial Park                                       1     5,284,000     5,271,204
    86   Wharton Mall(18)                                              1     5,240,000     5,201,519
    87   Aldo South Beach                                              1     5,178,000     5,169,831
    95   San Gabriel Professional Center                               1     5,012,000     4,995,825
   106   Walgreen's - Dallas, TX                                       1     4,280,000     4,280,000
   111   St Andrews Place                                              1     4,111,000     4,111,000
   117   796 Lexington Avenue                                          1     3,850,000     3,844,294
   129   Amcal Business Center                                         1     3,280,000     3,277,733
   138   County Inn - Mountainview, CA                                 1     2,977,000     2,967,393
   145   Brambleton Medical Center                                     1     2,350,000     2,341,505
   160   Stamey Plaza                                                  1     1,200,000     1,196,868

                                                   Interest     Maturity    Monthly                                Crossed
         Interest    Administrative    Mortgage    Accrual      Date        Debt                        ARD        With
ID       Rate(36)    Fee Rate (2)      Rate        Basis        or ARD      Service (3)   Lockbox (6)   (Yes/No)   Other Loans
------   --------    --------------    --------    ----------   ---------   -----------   -----------   --------   -----------
     1     6.0152%           0.0207%     5.9945%   Actual/360   7/6/2017        813,166   Hard          No         No
     2     6.3830%           0.0307%     6.3523%   Actual/360   8/1/2017        484,049   Hard          No         No
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
  2.10
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
  2.17
  2.18
  2.19
  2.20
  2.21
  2.22
  2.23
  2.24
  2.25
  2.26
  2.27
  2.28
  2.29
  2.30
  2.31
  2.32
  2.33
  2.34
  2.35
  2.36
  2.37
  2.38
     3     5.6060%           0.0207%     5.5853%   Actual/360   7/6/2017        686,800   Hard          Yes        No
     5     6.2553%           0.0207%     6.2346%   Actual/360   7/6/2012        369,960   Hard          No         No
    10     5.6950%           0.0307%     5.6643%   Actual/360   5/6/2017        203,029   None          No         No
    11     6.7450%           0.0207%     6.7243%   Actual/360   10/1/2017       226,893   Hard          No         No
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
 11.10
 11.11
 11.12
 11.13
 11.14
 11.15
 11.16
 11.17
 11.18
 11.19
 11.20
 11.21
 11.22
 11.23
 11.24
 11.25
 11.26
 11.27
 11.28
 11.29
 11.30
 11.31
 11.32
 11.33
 11.34
 11.35
 11.36
 11.37
 11.38
 11.39
 11.40
 11.41
 11.42
 11.43
 11.44
 11.45
 11.46
 11.47
 11.48
 11.49
 11.50
 11.51
 11.52
    15     5.8050%           0.0207%     5.7843%   Actual/360   10/6/2017       181,992   None          No         No
    16     5.7520%           0.0207%     5.7313%   Actual/360   7/6/2017        145,797   None          No         No
    20     5.7440%           0.0207%     5.7233%   Actual/360   7/6/2017        159,200   Springing     No         No
    21     5.8220%           0.0207%     5.8013%   Actual/360   6/6/2017        118,057   None          No         No
    25     5.0680%           0.0207%     5.0473%   Actual/360   5/6/2017         91,421   Hard          No         No
    29     5.7200%           0.0207%     5.6993%   Actual/360   6/6/2017        105,584   Springing     No         No
    32     6.0250%           0.0607%     5.9643%   Actual/360   7/6/2017        104,000   Springing     No         No
    34     5.6380%           0.0207%     5.6173%   Actual/360   6/6/2017         92,236   Springing     No         No
    35     6.0084%           0.0507%     5.9577%   Actual/360   7/6/2017         80,032   None          No         No
    37     5.6000%           0.0207%     5.5793%   Actual/360   3/6/2017         69,316   Springing     Yes        No
    39     6.0580%           0.0207%     6.0373%   Actual/360   9/6/2017         74,204   Springing     No         No
 39.01
 39.02
 39.03
 39.04
    40     6.1940%           0.0207%     6.1733%   Actual/360   8/6/2017         74,980   None          No         No
    49     5.7600%           0.0207%     5.7393%   Actual/360   10/6/2017        58,421   None          No         No
    51     6.9600%           0.0207%     6.9393%   Actual/360   9/6/2017         62,949   Springing     No         No
    53     5.7430%           0.0207%     5.7223%   Actual/360   6/6/2017         52,482   Soft          No         No
    59     6.2500%           0.0307%     6.2193%   Actual/360   8/6/2017         51,258   None          No         No
    61     6.3040%           0.0207%     6.2833%   Actual/360   8/6/2017         49,539   Springing     No         No
    62     6.3780%           0.0207%     6.3573%   Actual/360   9/6/2017         49,925   Springing     No         No
    64     6.3700%           0.0507%     6.3193%   Actual/360   8/6/2017         48,636   Springing     No         No
    69     6.2200%           0.0707%     6.1493%   Actual/360   12/6/2016        39,895   Springing     No         No
    74     5.8750%           0.0207%     5.8543%   Actual/360   7/6/2017         29,783   None          No         No
    77     6.6800%           0.0207%     6.6593%   Actual/360   9/6/2017         36,898   None          No         No
    80     5.6900%           0.0207%     5.6693%   Actual/360   8/6/2017         31,307   Springing     No         No
    81     6.2890%           0.0207%     6.2683%   Actual/360   8/6/2012         33,386   Springing     No         No
    82     6.0200%           0.0207%     5.9993%   Actual/360   8/6/2017         27,466   None          No         No
    84     5.7500%           0.0207%     5.7293%   Actual/360   4/6/2017         31,221   None          No         No
    85     6.4020%           0.0507%     6.3513%   Actual/360   8/6/2017         33,059   Springing     No         No
    86     5.9500%           0.0507%     5.8993%   Actual/360   3/6/2017         31,248   Springing     No         No
    87     6.6465%           0.0207%     6.6258%   Actual/360   9/6/2017         33,229   None          No         No
    95     6.3400%           0.0207%     6.3193%   Actual/360   7/6/2017         31,154   None          No         No
   106     6.0200%           0.0207%     5.9993%   Actual/360   8/6/2017         21,770   None          No         No
   111     5.7440%           0.0207%     5.7233%   Actual/360   7/6/2017         19,951   None          No         No
   117     6.9090%           0.0207%     6.8883%   Actual/360   9/6/2017         25,379   None          No         No
   129     6.6605%           0.0207%     6.6398%   Actual/360   10/6/2017        21,079   None          No         No
   138     6.3400%           0.0207%     6.3193%   Actual/360   7/6/2017         18,505   Springing     No         No
   145     5.8755%           0.0907%     5.7848%   Actual/360   7/6/2017         13,902   Springing     No         No
   160     6.0910%           0.0207%     6.0703%   Actual/360   8/6/2017          7,265   None          No         No

         Payment
ID       Date      Address                                    City                State     Zip Code
------   -------   ----------------------------------------   -----------------   -------   --------
     1         6   555 11th Street, NW                        Washington          DC           20004
     2         1   Various                                    Various             Various   Various
  2.01             15155 Northam Street                       La Mirada           CA           90638
  2.02             120 Longs Pond Road                        Lexington           SC           29072
  2.03             7004 East Hanna Avenue                     Tampa               FL           33610
  2.04             1685 West Cheyenne Avenue                  North Las Vegas     NV           89032
  2.05             7801 Statesville Road                      Charlotte           NC           28269
  2.06             300 Lawrence Drive                         Livermore           CA           94551
  2.07             4550 West Buckeye Road                     Phoenix             AZ           85043
  2.08             8024 Telegraph Road                        Severn              MD           21144
  2.09             10211 North IH 35                          Oklahoma City       OK           73131
  2.10             7598 NW 6th Avenue                         Boca Raton          FL           33487
  2.11             11994 Livingston Road                      Manassas            VA           20109
  2.12             1500 NC Hwy 39                             Zebulon             NC           27597
  2.13             28001 Napier Road                          Wixom               MI           48393
  2.14             11955 East Peakview Avenue                 Centennial          CO           80111
  2.15             12301 Cumberland Road                      Fishers             IN           46038
  2.16             1899 N US Hwy 1                            Ormond Beach        FL           32174
  2.17             222 Otrobando Avenue P.O. Box 103          Yantic              CT           06389
  2.18             9605 54th Avenue North                     Plymouth            MN           55442
  2.19             W137 N9245 Highway 45                      Menomonee Falls     WI           53051
  2.20             950 South Shiloh Road & 1992 Forest Lane   Garland             TX           75042
  2.21             111 Alliant Drive                          Houston             TX           77032
  2.22             40 Fort Lewis Boulevard                    Salem               VA           24153
  2.23             755 Pierce Road                            Clifton Park        NY           12065
  2.24             8000 Bavaria Road                          Twinsburg           OH           44087
  2.25             10410 South 50th Place                     Phoenix             AZ           85044
  2.26             1 Quality Lane                             Streator            IL           61364
  2.27             2850 Selma Highway                         Montgomery          AL           36108
  2.28             5445 Spellmire Drive                       Cincinnati          OH           45246
  2.29             1350/1400 North 10th Street                Paducah             KY           42001
  2.30             1044/1045 Garden Street                    Greensburg          PA           15601
  2.31             4601 32nd Avenue South                     Grand Forks         ND           58201
  2.32             5353 Nathan Lane North                     Plymouth            MN           55442
  2.33             125 Gardenville Parkway West               Cheektowaga         NY           14224
  2.34             6315 John J Pershing Drive                 Omaha               NE           68110
  2.35             3500 Saratoga Avenue                       Bismarck            ND           58503
  2.36             333-340 North Claremont Avenue             Chicago             IL           60612
  2.37             2575 Virginia Avenue                       Hurricane           WV           25526
  2.38             345 Kino Drive                             Tucson              AZ           85719
     3         6   185 Cambridge Street                       Boston              MA           02114
     5         6   130 Prince Street                          New York            NY           10012
    10         6   400 Broad Street                           Seattle             WA           98109
    11         1   Various                                    Various             Various   Various
 11.01             500 H Street Northwest                     Washington          DC           20001
 11.02             699 Dibblee Drive                          Westbury            NY           11590
 11.03             3401 Northwest LeJeune Road                Miami               FL           33134
 11.04             10610 Automotive Drive                     Manassas            VA           20109
 11.05             3621 Plymouth Road                         Ann Arbor           MI           48105
 11.06             4800 Powerline Road                        Fort Lauderdale     FL           33309
 11.07             10121 Horace Avenue                        Tampa               FL           33619
 11.08             7400 West Boston Street                    Chandler            AZ           85226
 11.09             415 Stanton Christiana Road                Newark              DE           19713
 11.10             1960 North Druid Hills Road NE             Atlanta             GA           30329
 11.11             7306 Parkway Drive South                   Hanover             MD           21076
 11.12             11 Center Plaza                            Tinton Falls        NJ           07724
 11.13             111 West Timonium Road                     Timonium            MD           21093
 11.14             920 Broadway                               Saugus              MA           01906
 11.15             1750 McDonough Street                      Joliet              IL           60436
 11.16             1698 West Diehl Road                       Naperville          IL           60563
 11.17             340 Waukegan Road                          Deerfield           IL           60015
 11.18             2135 West 15th Street                      Tempe               AZ           85281
 11.19             4704 Preston Highway                       Louisville          KY           40213
 11.20             17222 North Black Canyon Freeway           Phoenix             AZ           85053
 11.21             6020 Quarry Lane                           Independence        OH           44131
 11.22             7865 Perry Highway                         Erie                PA           16509
 11.23             11400 Chito Samaniego Drive                El Paso             TX           79936
 11.24             68301 Red Roof Lane                        St Clairsville      OH           43950
 11.25             1990 North I-35                            Round Rock          TX           78681
 11.26             209 Advantage Place                        Knoxville           TN           37922
 11.27             590 Fairview Street                        Johnson City        NY           13790
 11.28             1035 Highway 315                           Wilkes Barre        PA           18702
 11.29             6404 Steubenville Pike                     Pittsburgh          PA           15205
 11.30             2500 Hassell Road                          Hoffman Estates     IL           60169
 11.31             5 Hazard Avenue                            Enfield             CT           06082
 11.32             1254 Riverdale Street                      West Springfield    MA           01089
 11.33             5353 Inn Circle Court Northwest            North Canton        OH           44720
 11.34             24300 Sinacola Court                       Farmington Hills    MI           48335
 11.35             860 New Durham Road                        Edison              NJ           08817
 11.36             208 New Road                               Monmouth Junction   NJ           08852
 11.37             1184 Lenoir Rhyne Boulevard                Hickory             NC           28602
 11.38             16 Crowell Road                            Asheville           NC           28806
 11.39             4350 Commerce Road                         Richmond            VA           23234
 11.40             5001 Renner Road                           Columbus            OH           43228
 11.41             615 South Regional Road                    Greensboro          NC           27409
 11.42             5900 Pfeiffer Road                         Blue Ash            OH           45242
 11.43             210 Broyles Drive                          Johnson City        TN           37601
 11.44             2350 Rochester Court                       Troy                MI           48083
 11.45             2301 East Sharon Road                      Sharonville         OH           45241
 11.46             102 Constitution Drive                     West Monroe         LA           71292
 11.47             32511 Concord Drive                        Madison Heights     MI           48071
 11.48             6800 West 108th Street                     Overland Park       KS           66211
 11.49             2801 Laurens Road                          Greenville          SC           29607
 11.50             707 Colman Street                          New London          CT           06320
 11.51             4271 Sidco Drive                           Nashville           TN           37204
 11.52             1980 East Main Street                      Falconer            NY           14733
    15         6   1400 Statesboro Place Circle               Statesboro          GA           30458
    16         6   25421 Alta Loma                            Lake Forest         CA           92630
    20         6   520 Ed Noble Parkway                       Norman              OK           73072
    21         6   8975 West Warm Springs Road                Las Vegas           NV           89148
    25         6   801 West 15th Street                       Plano               TX           75075
    29         6   9300 East 29th Street                      Wichita             KS           67226
    32         6   515-520 Lincoln Boulevard                  Oklahoma City       OK           73105
    34         6   15101 Lancaster Highway                    Charlotte           NC           28277
    35         6   15131 - 15193 Montanus Drive               Culpeper            VA           22701
    37         6   725 Concord Avenue                         Cambridge           MA           02138
    39         6   Various                                    Various             TN        Various
 39.01             120 Market Place Drive                     Knoxville           TN           37922
 39.02             962 Estate Drive                           Memphis             TN           38119
 39.03             700 Illinois Avenue                        Oak Ridge           TN           37830
 39.04             9051 Executive Park Drive                  Knoxville           TN           37923
    40         6   180 - 190 Haverhill Street                 Methuen             MA           01844
    49         6   555 South Old Woodward Avenue              Birmingham          MI           48009
    51         6   505 Pharr Road                             Atlanta             GA           30305
    53         6   734 Mesa Hills Drive                       El Paso             TX           79912
    59         6   6306-6356 Hoadly Road                      Manassas            VA           20112
    61         6   4725-4755 Centennial Boulevard             Colorado Springs    CO           80919
    62         6   1860 Boulevard de Province                 Baton Rouge         LA           70816
    64         6   6200 Seaforth Street                       Baltimore           MD           21224
    69         6   12621 Featherwood Drive                    Houston             TX           77034
    74         6   2700 Martin Drive                          Bedford             TX           76021
    77         6   109 North School Street                    Lodi                CA           95240
    80         6   5007 South Howell Avenue                   Milwaukee           WI           53207
    81         6   191 Sheree Boulevard                       Exton               PA           19341
    82         6   15711 SW 152 Street                        Miami               FL           33187
    84         6   53-83 Fourth Avenue                        Needham             MA           02494
    85         6   9125 North Time Oil Road                   Portland            OR           97203
    86         6   350 North Main Street                      Wharton             NJ           07885
    87         6   751 Collins Avenue                         Miami Beach         FL           33139
    95         6   334, 340, 416 West Las Tunas Drive         San Gabriel         CA           91776
   106         6   5001 Ross Avenue                           Dallas              TX           75206
   111         6   2705 Old Fort Parkway                      Murfreesboro        TN           37128
   117         6   796 Lexington Avenue                       New York            NY           10065
   129         6   30141 Agoura Road                          Agoura Hills        CA           91301
   138         6   850 Leong Drive                            Mountain View       CA           94043
   145         6   250 West Brambleton Avenue                 Norfolk             VA           23510
   160         6   2702-2706 North Prospect Avenue            Champaign           IL           61822

         Net                       Units
         Rentable Area             of
ID       SF/rooms/units/pads(13)   Measure   Letter of Credit
------   -----------------------   -------   ----------------
     1                   405,978   Sq. Ft.   No
     2                 9,042,097   Sq. Ft.   No
  2.01                   436,739   Sq. Ft.
  2.02                   504,627   Sq. Ft.
  2.03                   336,634   Sq. Ft.
  2.04                   307,790   Sq. Ft.
  2.05                   427,894   Sq. Ft.
  2.06                   330,250   Sq. Ft.
  2.07                   313,900   Sq. Ft.
  2.08                   346,271   Sq. Ft.
  2.09                   321,769   Sq. Ft.
  2.10                   172,200   Sq. Ft.
  2.11                   287,080   Sq. Ft.
  2.12                   394,065   Sq. Ft.
  2.13                   286,800   Sq. Ft.
  2.14                   381,032   Sq. Ft.
  2.15                   229,062   Sq. Ft.
  2.16                   202,143   Sq. Ft.
  2.17                   240,609   Sq. Ft.
  2.18                   219,530   Sq. Ft.
  2.19                   172,826   Sq. Ft.
  2.20                   357,370   Sq. Ft.
  2.21                   167,939   Sq. Ft.
  2.22                   356,178   Sq. Ft.
  2.23                   150,000   Sq. Ft.
  2.24                   167,575   Sq. Ft.
  2.25                    62,388   Sq. Ft.
  2.26                   155,100   Sq. Ft.
  2.27                   304,112   Sq. Ft.
  2.28                   203,958   Sq. Ft.
  2.29                   155,994   Sq. Ft.
  2.30                   323,900   Sq. Ft.
  2.31                   119,220   Sq. Ft.
  2.32                    79,855   Sq. Ft.
  2.33                   150,104   Sq. Ft.
  2.34                   107,000   Sq. Ft.
  2.35                    65,800   Sq. Ft.
  2.36                    47,700   Sq. Ft.
  2.37                   137,337   Sq. Ft.
  2.38                    19,346   Sq. Ft.
     3                   354,594   Sq. Ft.   No
     5                    77,378   Sq. Ft.   No
    10                    35,837   Sq. Ft.   No
    11                     6,030   Rooms     No
 11.01                       196   Rooms
 11.02                       163   Rooms
 11.03                       200   Rooms
 11.04                       119   Rooms
 11.05                       108   Rooms
 11.06                       104   Rooms
 11.07                       120   Rooms
 11.08                       131   Rooms
 11.09                       119   Rooms
 11.10                       115   Rooms
 11.11                       108   Rooms
 11.12                       119   Rooms
 11.13                       137   Rooms
 11.14                       117   Rooms
 11.15                       108   Rooms
 11.16                       119   Rooms
 11.17                       117   Rooms
 11.18                       125   Rooms
 11.19                       109   Rooms
 11.20                       125   Rooms
 11.21                       108   Rooms
 11.22                       110   Rooms
 11.23                       122   Rooms
 11.24                       108   Rooms
 11.25                       107   Rooms
 11.26                       114   Rooms
 11.27                       107   Rooms
 11.28                       115   Rooms
 11.29                       120   Rooms
 11.30                       119   Rooms
 11.31                       108   Rooms
 11.32                       111   Rooms
 11.33                       108   Rooms
 11.34                       108   Rooms
 11.35                       133   Rooms
 11.36                       119   Rooms
 11.37                       108   Rooms
 11.38                       109   Rooms
 11.39                       114   Rooms
 11.40                        79   Rooms
 11.41                       112   Rooms
 11.42                       108   Rooms
 11.43                       115   Rooms
 11.44                       109   Rooms
 11.45                       108   Rooms
 11.46                        97   Rooms
 11.47                       108   Rooms
 11.48                       106   Rooms
 11.49                       108   Rooms
 11.50                       108   Rooms
 11.51                        85   Rooms
 11.52                        80   Rooms
    15                       246   Units     No
    16                       240   Units     No
    20                   262,624   Sq. Ft.   No
    21                       270   Units     No
    25                   174,484   Sq. Ft.   No
    29                    76,458   Sq. Ft.   No
    32                   241,366   Sq. Ft.   No
    34                    78,136   Sq. Ft.   No
    35                    72,995   Sq. Ft.   No
    37                    85,226   Sq. Ft.   No
    39                   203,669   Sq. Ft.   Yes (300,000)
 39.01                    69,633   Sq. Ft.
 39.02                    41,733   Sq. Ft.
 39.03                    60,000   Sq. Ft.
 39.04                    32,303   Sq. Ft.
    40                   116,964   Sq. Ft.   No
    49                    84,836   Sq. Ft.   No
    51                        87   Rooms     No
    53                       192   Units     No
    59                    47,904   Sq. Ft.   Yes (200,000)
    61                    79,867   Sq. Ft.   No
    62                       208   Units     No
    64                    58,541   Sq. Ft.   No
    69                    86,261   Sq. Ft.   No
    74                       272   Units     No
    77                    49,571   Sq. Ft.   No
    80                    59,791   Sq. Ft.   No
    81                    40,579   Sq. Ft.   No
    82                    14,820   Sq. Ft.   No
    84                    53,775   Sq. Ft.   No
    85                   100,000   Sq. Ft.   No
    86                    45,207   Sq. Ft.   No
    87                     4,240   Sq. Ft.   No
    95                    29,068   Sq. Ft.   No
   106                    13,650   Sq. Ft.   No
   111                    25,200   Sq. Ft.   No
   117                     5,109   Sq. Ft.   No
   129                    26,297   Sq. Ft.   No
   138                        53   Rooms     No
   145                    17,329   Sq. Ft.   No
   160                     4,850   Sq. Ft.   No

                                    EXHIBIT B

                                THE MORTGAGE FILE

            The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

            (i) (A) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as Trustee for the registered holders of CD 2007-CD5, Commercial Mortgage Pass-Through Certificates, without recourse" and (B) in the case of a Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan;

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

            (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity); provided, if the related Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related security agreement has been recorded in the name of MERS or its designee, no assignment of security agreement in favor of the Trustee will be required to be recorded or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related assignment of security agreement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of security agreements maintained by MERS;

            (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee; provided, if the related UCC financing statement has been recorded in the name of MERS or its designee, no UCC financing statement in favor of the Trustee will be required to be recorded or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related UCC Financing Statement on the records of MERS for purposes of the system of recording transfers of beneficial ownership of UCC financing statements maintained by MERS;

            (vi) the original or a copy of the Loan Agreement relating to such Mortgage Loan, if any;

            (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

            (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (a "Reassignment of Assignment of Leases, Rents and Profits") (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above; provided, if the related Assignment of Leases, Rents and Profits has been recorded in the name of MERS or its designee, no Assignment of Leases, Rents and Profits in favor of the Trustee will be required to be recorded or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee, on behalf of the Certificateholders, to be shown as (and the Trustee shall take all necessary actions to confirm that it is shown as) the owner of the related Assignment of Leases, Rents and Profits on the records of MERS for purposes of the system of recording transfers of beneficial ownership of assignment of leases, rents and profits maintained by MERS;

            (ix) the original or a copy of any environmental indemnity agreements and copies of any environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

            (x) copies of the original Management Agreements, if any, for the Mortgaged Properties;

            (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof and any related lessor estoppel or a copy thereof;

            (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

            (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders and with respect to any Serviced Whole Loan, on behalf of Certificateholders and the related Serviced Companion Loan Noteholders);

            (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

            (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

            (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

            (xvii) the original (or copy, if the original is held by the Capmark Master Servicer pursuant to Section 2(b)) of any letter of credit held by the lender as beneficiary or assigned as security for such Mortgage Loan;

            (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by the Capmark Master Servicer pursuant to Section 2(b)) which entitles the Capmark Master Servicer on behalf of the Trust to draw thereon;

            (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

            (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement, if applicable.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

      With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date herein specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Encumbrances" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage; provided, if the related assignment of Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and enforceable (subject to the exceptions set forth in paragraph 13 below) first lien on the Mortgaged Property (subject to the Permitted Encumbrances) and, subject to the exceptions set forth in paragraph 13 below, valid and enforceable security interest in favor of the holder thereof in all of the related Borrower's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Borrower's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property; provided, if the related Uniform Commercial Code Financing Statement has been recorded in the name of MERS or its designee, no assignment of Uniform Commercial Code Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Encumbrances" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (C) exceptions and exclusions specifically referred to in such lender's title insurance policy, (D) other matters to which like properties are commonly subject and (E) the lien created through the cross-collateralization of the subject Mortgage Loan with another Mortgage Loan.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Borrower's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same; provided, if the related Assignment of Leases has been recorded in the name of MERS or its designee, no Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

            7) Condition of Property; Condemnation. (i) With respect to each Mortgaged Property securing the Mortgage Loans that was the subject of an engineering report within 18 months prior to the Cut-off Date, each such Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) with respect to each Mortgaged Property securing the Mortgage Loans that was not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule C-1 to this Exhibit C, each such Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) Each of the Mortgaged Properties securing the Mortgage
            Loans was the subject of an environmental site assessment, or an update of a previous such report, in connection with the origination or the sale of the related Mortgage Loan, within 18 months prior to the Cut-off Date or the Mortgaged Property is covered under paragraph 12(iii) below. A report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (a) a party not related to the Borrower was identified as the responsible party for such condition or circumstance or (b) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (c) the related Borrower was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. With respect to any multifamily property, an Environmental Report addressed the presence of lead based paint ("LBP") and with respect to any multifamily property located in an area designated radon zone 1, an Environmental Report addressed the presence of radon gas ("RG"). With respect to any Mortgaged Property built before 1985, the Environmental Report addressed the presence of asbestos containing materials ("ACM"). If the Environmental Report, with respect to any multifamily property, disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Borrower (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or
            (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan.

                  ii) In the case of each Mortgage Loan set forth on Schedule
            C-2 to this Exhibit C, (a) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule C-2 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (b) the Environmental Insurance Policy is in full force and effect, (c) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property that was not disclosed to the Policy Issuer in one or more of the following: (i) the application for insurance, (ii) a borrower questionnaire that was provided to the Policy Issuer, or (iii) an engineering or other report provided to the Policy Issuer, and (d) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  iii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date, which Mortgaged Properties are set forth on Schedule C-3 to this Exhibit C, (a) no Hazardous Material is present on such Mortgaged Property such that (i) the value of such Mortgaged Property is materially and adversely affected or (ii) under applicable federal, state or local law, (1) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (2) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (b) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                  "Hazardous Materials" means gasoline, petroleum products,
            explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Borrower is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Borrower to maintain all such insurance and, upon such Borrower's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Borrower, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Borrower as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Borrower's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

                  iii) The Borrower's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property (that was included in the appraisal for such Mortgaged Property and/or generates income) from the lien of the related Mortgage, except (i) upon payment in full of all amounts due under the related Mortgage Loan, (ii) in connection with a full or partial defeasance pursuant to provisions in the related loan documents, (iii) those Mortgage Loans set forth on Schedule C-4 which provide for certain releases upon the satisfaction of certain legal and underwriting requirements or (iv) upon the payment of a release price and prepayment consideration in connection therewith. Except with respect to a release of a portion of the Mortgaged Properties that was not included in the appraisal or does not generate income, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16, 17, 28, 32, 33 and 36 of this Exhibit C.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Borrower or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Borrower is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Borrower, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and it is prohibited from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Borrower for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Borrower, provided that at least one natural person (and the Borrower if the Borrower is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Borrower, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) [Reserved]

            42) [Reserved]

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 TO EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement for Citigroup Global Markets Realty Corp.

Exception to Representation No. 4: Lien Valid Assignment

Loan
Number    Loan Name                      Description of Exception

          Lincoln Square                 With respect to the loans listed to the
          RRI Hotel Portfolio            left, the related Mortgage(s) also
          Seattle Space Needle           secures one or more related pari passu
          Charles River Plaza North      and/or subordinate companion loans that
          USFS Industrial Distribution   are not included in the  CD 2007-CD5
          Portfolio                      securitization transaction.

          USFS Industrial Distribution   With respect to the loan listed to the
          Portfolio                      left, all personal property (other than
                                         fixtures) at each Mortgaged Property
                                         is owned by the tenant under the
                                         master lease and is not subject to
                                         the lien of the Mortgage.

Exception to Representation No. 6: Mortgage Status; Waivers and Modifications

Loan
Number    Loan Name                      Description of Exception

          6200 Seaforth                  With respect to the loan listed to the
                                         left, the Mortgage contemplated the
                                         creation of a condominium regime
                                         separating the Mortgaged Property
                                         into an undeveloped unit and a
                                         developed unit and the subordination
                                         of the Mortgage to the condominium
                                         declaration and release of the
                                         undeveloped unit from the lien of the
                                         Mortgage, all of which has occurred
                                         after origination of the Mortgage
                                         Loan pursuant to recorded instruments
                                         that are part of the related Mortgage
                                         File.

Exception to Representation No. 12: Environmental Conditions

Loan
Number    Loan Name                      Description of Exception

          USFS Industrial Distribution   With respect to the loan listed to the
          Portfolio                      left, a Phase II Environmental
                                         Assessment was recommended for three
                                         (3) of the Mortgaged Properties, but
                                         such Phase II Environmental
                                         Assessments have not yet been
                                         completed.

Exception to Representation No. 14: Insurance

Loan
Number    Loan Name                      Description of Exception

          Various Loans                  Certain of the related liability
                                         insurance policies and property
                                         insurance policies (or related
                                         certificates of insurance) may
                                         provide that in the event such
                                         related insurance policies are
                                         terminated or cancelled, the insurer
                                         shall endeavor to provide Mortgagee
                                         notice, but do not expressly indicate
                                         that no cancellation or termination
                                         occurs until notice is given.

          Walgreen's - Miami, FL         With respect to the loans listed to the
          Walgreen's - Dallas, TX        left, the single tenant at the related
                                         mortgaged property is permitted to
                                         self-insure. Lender did not require
                                         the related borrower to obtain
                                         business interruption coverage as the
                                         related tenant has no right to abate
                                         rents under its lease.

Representation No. 17: Leasehold Estate

Representation No. 17(iii): Leasehold Estate: Consent upon Transfer

Loan
Number    Loan Name                      Description of Exception

          RRI Hotel Portfolio - Edison,  With respect to the loan and the
          New Jersey                     related Mortgaged Property listed to
                                         the left, the ground lessor's consent
                                         (which consent shall not be
                                         unreasonably withheld) to any
                                         assignment of the ground lessee's
                                         interests under the Ground Lease is
                                         required in certain circumstances,
                                         though not as a condition to a
                                         foreclosure by the leasehold mortgage
                                         lender.

Representation No. 17(v): Leasehold Estate: Notice of Default/Termination

        RRI Hotel Portfolio - Edison,    With respect to the loans listed to the
        New Jersey                       left, the related Ground Lease provides
        RRI Hotel Portfolio -            for notice and cure rights for the
        Greenville, South Carolina       Mortgage holder and grants the Mortgage
        RRI Hotel Portfolio - Boston     holder the right to enter into a new
        Northeast Saugus, Massachusetts  lease upon termination of the  Ground
                                         Lease, however, the Ground Lease does
                                         not separately expressly provide for
                                         a notice of termination, or expressly
                                         provide for an offer of a new lease
                                         to the Lender as a pre-condition to
                                         such termination.

Representation No. 17(vii): Leasehold Estate: Term of Ground Lease

       RRI Hotel Portfolio - Edison,     With respect to the Mortgage Loan and
       New Jersey                        the related Mortgaged Property listed
                                         to the left, the extended term of the
                                         Ground Lease extends for 10.5 years
                                         beyond the maturity date of the
                                         Mortgage Loan.

       RRI Hotel Portfolio -             With respect to the Mortgage Loan and
       Greenville, South Carolina        the related Mortgaged Property listed
                                         to the left, the term of the Ground
                                         Lease extends for approximately 16
                                         years beyond the maturity date of the
                                         Mortgage Loan.

Exception to Representation No. 23: Cross-collateralization

Loan
Number    Loan Name                      Description of Exception Lincoln Square

          Lincoln Square                 With respect to the loans listed to the
          RRI Hotel Portfolio            left, the related loan is
          Seattle Space Needle           cross-collateralized with one or more
          Charles River Plaza North      related pari passu and/or subordinate
          USFS Industrial Distribution   companion loans that are not part of
            Portfolio                    the CD 2007-CD5 securitization
                                         transaction.


Exception to Representation No. 24: Releases of Mortgaged Property

Loan
Number    Loan Name                      Description of Exception

          RRI Hotel Portfolio            With respect to the loan listed to the
                                         left, the Mortgage Loan documents
                                         provide for the release of individual
                                         Mortgaged Properties subject to
                                         compliance with certain conditions,
                                         including but not limited to the
                                         following: (1) no event of default
                                         has occurred and is continuing; (2)
                                         after giving effect to any partial
                                         release the debt service coverage
                                         ratio for the remaining Mortgaged
                                         Properties following the release
                                         shall equal or exceed the greater of
                                         (a) the debt service coverage ratio
                                         at origination of the Mortgage loan
                                         and (b) the debt service coverage
                                         ratio for all Mortgaged Properties
                                         subject to the liens of Mortgages for
                                         the 12 full calendar months
                                         immediately preceding the release;
                                         (3) after giving effect to any
                                         partial release, the debt yield shall
                                         not be less than the greater of (a)
                                         (i) 9.8%, multiplied by (ii) the sum
                                         of the allocated loan amounts of all
                                         Mortgaged Properties, including the
                                         Mortgaged Property subject to the
                                         release, divided by the sum of the
                                         current amortized loan amount of all
                                         Mortgaged Properties, including the
                                         property subject to the release (the
                                         "Release Debt Yield") and (b) the
                                         lender calculated debt-yield
                                         immediately prior to such release;
                                         (4) the amount of the outstanding
                                         principal balance of the RRI Hotel
                                         Portfolio loan to be repaid or
                                         defeased with the release of each
                                         individual Mortgaged Property shall
                                         equal or exceed the greater of (a)
                                         the related 115% of the allocated
                                         loan amount and (b) an amount which
                                         would result in a debt yield
                                         immediately after the proposed
                                         release of such individual Mortgaged
                                         Property to be equal to or greater
                                         than (i) (A) the Release Debt Yield
                                         and (ii) the lender calculated debt
                                         yield immediately prior to such
                                         release.

          USFS Industrial Distribution   With respect to the loan listed to the
          Portfolio                      left, the Mortgage Loan documents
                                         provide for the release of individual
                                         Mortgaged Properties in connection with
                                         a sale of such Mortgaged Property to a
                                         third party for fair market value,
                                         provided that there is a partial
                                         defeasance or prepayment of the current
                                         loan amount by an amount equal to the
                                         greater of (i) 90% of the net proceeds
                                         from such sale and (ii) 110% of the
                                         allocated loan balance for that
                                         Mortgaged Property, provided no event
                                         of default is continuing. After giving
                                         effect to such release, (A) the debt
                                         service coverage ratio may not be less
                                         than the greater of (i) 80% of the debt
                                         service coverage ratio immediately
                                         prior to such release and (ii) the debt
                                         service coverage ratio at origination
                                         of the Mortgage Loan and (B) the
                                         loan-to-value ratio may not be greater
                                         than the loan-to-value ratio at
                                         origination of the Mortgage Loan.

          Tennessee Office Portfolio     With respect to the loan listed to the
                                         left, the related Mortgage loan
                                         documents provide for the release of
                                         any one or more of the Mortgaged
                                         Properties, (each a "Partial Release
                                         Parcel") upon the satisfaction of
                                         certain conditions contained in the
                                         related Mortgage loan documents,
                                         including, without limitation, (i) the
                                         prepayment lockout period under the
                                         Mortgage Loan has expired; (ii) no
                                         event of default has occurred and is
                                         continuing, (iii) the
                                         debt-service-coverage ratio both prior
                                         to and after the release shall not be
                                         less 1.15 to 1.00, (iv) the
                                         loan-to-value ratio of the remaining
                                         Mortgaged Property (excluding the
                                         amount of the loan allocated to the
                                         Partial Release Parcel) shall not be
                                         greater 80%, and (iv) the delivery to
                                         lender of an amount equal to 120% of
                                         the amount of the loan allocated to the
                                         Partial Release Parcel or 120% of any
                                         newly obtained (at lender's option)
                                         appraised value of the Partial Release
                                         Parcel.

Exception to Representation No. 29: Junior liens

Loan
Number  Loan Name                        Description of Exception

        Lincoln Square(1)                With respect to the loans listed to the
        RRI Hotel Portfolio(2)           left, the related loan is
        Seattle Space Needle(3)          cross-collateralized with one or more
        Charles River Plaza North 1      related pari passu and/or subordinate
        USFS Industrial Distribution     companion loans that are not part of
        Portfolio(4)                     the CD 2007-CD5 securitization
                                         transaction.

Exception to Representation No. 35: Due on Sale

Loan
Number    Loan Name                      Description of Exception

          Various Loans                  The Mortgage Loan documents also
                                         permit, without lender consent, (a) the
                                         sale of the Mortgaged Property and
                                         assumption of the Mortgage Loan upon
                                         the satisfaction of certain conditions
                                         in the Mortgage Loan documents, (b)
                                         transfers of shares in public
                                         companies, (c) transfers of a
                                         controlling interest in the borrower
                                         (i) for purposes of family and estate
                                         planning, (ii) by devise or descent,
                                         (iii) to certain pre-approved entities
                                         or to other entities meeting certain
                                         criteria specified in the related
                                         Mortgage Loan documents, (iv) among
                                         existing principals, members, partners
                                         shareholders or affiliates of borrower,
                                         (v) that accommodate a 1031 exchange or
                                         reverse 1031 exchange, (vi) with
                                         respect to Mortgage Loans to
                                         tenant-in-common borrowers, transfers
                                         among and to additional
                                         tenant-in-common borrowers, (vii) among
                                         affiliated borrowers with respect to
                                         multi-property Mortgage Loans, or (d)
                                         transfers meeting the requirements of
                                         the Mortgage Loan.

                                         The Mortgage Loans generally permit
                                         the related Borrower to incur debt in
                                         the ordinary course of business,
                                         including debt secured by a lien on
                                         equipment used in the operation of
                                         the Mortgaged Property.

-------------------------
            (1) 1 pari passu note and 1 subordinate companion loan are not part of the CD 2007-CD5 securitization transaction

            (2) 8 pari passu notes are not part of the CD 2007-CD5 securitization transaction

            (3) 1 pari passu note is not part of the CD 2007-CD5 securitization transaction

            (4) 4 pari passu notes are not part of the CD 2007-CD5 securitization transaction

          RRI Hotel Portfolio With respect to the loan listed to the left, an indirect equity owner of the borrowers has incurred existing mezzanine debt in the amount of $164,000,000.00.

          6200 Seaforth                  With respect to the loan listed to the
                                         left, the equity owner of the borrower
                                         has incurred existing mezzanine debt in
                                         the amount of $1,447,500.00.

          796 Lexington Ave.             With respect to the loan listed to the
                                         left, the equity owners of the borrower
                                         have incurred existing mezzanine debt
                                         in the amount of $200,000.00.

          Oklahoma Central Park          With respect to the loans listed to the
          Airport Atrium Center          left, an indirect equity owner of each
                                         of the related borrowers has incurred
                                         existing mezzanine debt in the amount
                                         of $28,765,394.00 which is secured by
                                         a pledge of that indirect equity
                                         owner's limited partnership interests
                                         in each of the related borrowers, as
                                         well as partnership interests in 3
                                         additional limited partnerships.

          12621 Featherwood              With respect to the loan listed to the
                                         left, an indirect equity owner of each
                                         of the borrower has incurred existing
                                         mezzanine debt in the amount of
                                         $20,000,000.00 which is secured by a
                                         pledge of that indirect equity owner's
                                         limited partnership interests in the
                                         borrower, as well as partnership
                                         interests in additional limited
                                         partnerships.

          Oklahoma Central Park          With respect to the loans listed to the
          12621 Featherwood              left, the Mortgage loan documents
          Airport Atrium Center          permit each of the related borrowers to
          Sable Chase at Sherwood        incur additional unsecured subordinate
                                         debt up to the amount of $1,000,000.00,
                                         upon the satisfaction of certain
                                         conditions including, without
                                         limitation, (i) the delivery of an
                                         Intercreditor Agreement acceptable to
                                         lender; (ii) the aggregate amount of
                                         the Mortgage loan and the unsecured
                                         loan shall not have a loan-to-value
                                         ratio that exceeds 80%; (iii) Mortgage
                                         lender must approve the terms and
                                         conditions of the subordinate debt and
                                         the loan documents evidencing and
                                         securing the subordinate debt; (iv)
                                         payments on the unsecured subordinate
                                         debt come from excess cash flow, and
                                         (v) the subordinate debt must not be
                                         secured by the related Mortgaged
                                         Property.

          Seattle Space Needle           With respect to the loan listed to the
                                         left, the Mortgage loan documents
                                         permit an owner of direct or indirect
                                         equity interests in the borrower to
                                         obtain future mezzanine debt, upon the
                                         satisfaction of certain conditions
                                         including, without limitation, (i) the
                                         maturity date of the mezzanine debt
                                         shall be no earlier than the maturity
                                         date of the Mortgage loan; (ii)
                                         delivery of an Intercreditor Agreement
                                         acceptable to lender; (iii) the debt
                                         service coverage ratio for the debt
                                         service on both the Mortgage loan and
                                         the mezzanine debt  shall not be less
                                         than 1.50 to 1.00; (iv) Mortgage
                                         borrower is not a debtor under the
                                         mezzanine debt; (v) the aggregate
                                         amount of the Mortgage loan and the
                                         mezzanine debt shall not have a
                                         loan-to-value ratio that exceeds 60%;
                                         (vi) Mortgage lender must approve the
                                         terms and conditions of the mezzanine
                                         debt and the loan documents evidencing
                                         and securing the mezzanine debt; (vii)
                                         payments on the mezzanine debt must
                                         come from excess cash flow, and (viii)
                                         the mezzanine debt must not be secured
                                         by the Mortgaged Property.

          Centre at Culpepper            With respect to the loan listed to the
                                         left, the Mortgage loan documents
                                         permit an owner of direct or indirect
                                         equity interests in the borrower to
                                         obtain future mezzanine debt, upon the
                                         satisfaction of certain conditions
                                         including, without limitation, (i) the
                                         aggregate amount of Mortgage loan and
                                         mezzanine debt does not shall not have
                                         a loan-to-value ratio that exceeds 90%;
                                         (ii) Mortgage lender must approve the
                                         terms and conditions of the mezzanine
                                         debt and the loan documents evidencing
                                         and securing the mezzanine debt; (iii)
                                         the delivery of an Intercreditor
                                         Agreement acceptable to lender; (iv)
                                         the debt service coverage ratio for the
                                         debt service on both the Mortgage loan
                                         and the mezzanine debt  shall not be
                                         less than 1.10 to 1.00; (v) Mortgage
                                         borrower is not a debtor under the
                                         mezzanine debt; and (vi) mezzanine debt
                                         is not secured by Mortgaged Property.

          Tennessee Office Portfolio     With respect to the loan listed to the
                                         left, the Mortgage loan documents
                                         permit the borrower to incur additional
                                         unsecured subordinate debt up to the
                                         amount of $1,000,000.00, upon the
                                         satisfaction of certain conditions
                                         including, without limitation, (i) the
                                         delivery of a subordination and
                                         standstill agreement acceptable to
                                         lender from the lender of such
                                         unsecured subordinate debt; (ii) the
                                         aggregate amount of the Mortgage loan
                                         and the unsecured loan shall not have a
                                         loan-to-value ratio that exceeds 80%;
                                         (iii) Mortgage lender must approve the
                                         terms and conditions of the subordinate
                                         debt and the loan documents evidencing
                                         and securing the subordinate debt; (iv)
                                         payments on unsecured subordinate debt
                                         come from excess cash flow, and (v) the
                                         subordinate debt must not be secured by
                                         the Mortgaged Property.

          Merrimac Plaza                 With respect to the loan listed to the
                                         left, the Mortgage loan documents
                                         permit an owner of a direct or indirect
                                         equity interest in the borrower to make
                                         unsecured loans to borrower for
                                         property related expenses, upon the
                                         satisfaction of certain conditions
                                         including, without limitation, (i) the
                                         delivery of a subordination and
                                         standstill agreement acceptable to
                                         lender from such owner; (ii) the
                                         aggregate amount of the Mortgage loan
                                         and the unsecured loan shall not have a
                                         loan-to-value ratio that exceeds 85%;
                                         and (iii) the debt service coverage
                                         ratio for the debt service on both the
                                         Mortgage loan and the unsecured loan
                                         shall not be less than 1.05 to 1.00.

          555 South Woodward             With respect to the loan listed to the
                                         left, the Mortgage loan documents
                                         permit the borrower to incur additional
                                         unsecured subordinate debt up to the
                                         amount of $750,000.00, upon the
                                         satisfaction of certain conditions
                                         including, without limitation, (i) the
                                         delivery of a subordination and
                                         standstill agreement acceptable to
                                         lender from the lender of such
                                         unsecured subordinate debt; (ii) the
                                         aggregate amount of the Mortgage loan
                                         and the unsecured loan shall not have a
                                         loan-to-value ratio that exceeds 70%;
                                         (iii) Mortgage lender must approve the
                                         terms and conditions of the subordinate
                                         debt and the loan documents evidencing
                                         and securing the subordinate debt; (iv)
                                         payments on unsecured subordinate debt
                                         come from excess cash flow, and (v) the
                                         subordinate debt must not be secured by
                                         the Mortgaged Property.

Exception to Representation No. 37: Non-Recourse Exceptions

Loan
Number    Loan Name                      Description of Exception

          All Loans                      Mortgage loans in many or all cases
                                         provide for recourse liability to the
                                         borrower and/or other guarantors or
                                         indemnitors other than the borrower
                                         for matters and/or under
                                         circumstances which are in addition
                                         to those items specified in
                                         representation number 37.

          RRI Hotel Portfolio            Mortgage loans in many or all cases
          Seattle Space Needle           provide for recourse liability to the
          Aldo South Beach               borrower and/or other guarantors or
          Woodbridge Apartments          indemnitors other than the borrower for
                                         matters and/or under circumstances
                                         which are in addition to those items
                                         specified in representation number 37.

          The Clubs at Rhodes Ranch      With respect to each of the loans
          Serrano Highlands              listed to the left, there is no
                                         guarantor of the non-recourse
                                         obligations.

          Lincoln Square                 With respect to the loan listed to the
                                         left, the guarantor is not obligated
                                         for damages arising in the case of
                                         fraud or willful misrepresentation by
                                         the borrower, misappropriation of
                                         rents, insurance proceeds or
                                         condemnation awards and breaches of
                                         environmental covenants in the Mortgage
                                         Loan documents.

                              ANNEX A TO EXHIBIT C

              MORTGAGE LOANS WITH ENVIRONMENTAL INSURANCE COVERAGE

None.

                                    EXHIBIT D

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

         Certificate of Officer of Citigroup Global Markets Realty Corp.

            I, ______________________, a ______________________ of Citigroup
Global Markets Realty Corp. (the "Seller"), hereby certify as follows:

            The Seller is a corporation duly organized and validly existing under the laws of the State of New York.

            Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

            To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

            Each person listed below is and has been duly elected and qualified officer or authorized signatory of the Seller and his or her genuine signature is set forth opposite his or her name:

           Name                       Office                   Signature

-------------------------- -------------------------- --------------------------

-------------------------- -------------------------- --------------------------

-------------------------- -------------------------- --------------------------

            Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated November 29, 2007 (the "Purchase Agreement"), between the Seller and Deutsche Mortgage & Asset Receiving Corporation providing for the purchase by Deutsche Mortgage & Asset Receiving Corporation from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

            Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 20__.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

            I, [name], [title], hereby certify that __________ is a duly elected or appointed, as the case may be, qualified and acting __________ of the Seller and that the signature appearing above is his or her genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________ __, 20__.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: